UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2021

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock (par value $.01 per share)	AMP	The New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of the stockholders of the Company was held on April 28, 2021. At the meeting, the holders of 104,292,958 shares of common stock, which represents approximately 89.4% percent of the 116,599,284 outstanding shares entitled to vote as of the March 1, 2021 record date, were represented in person or by proxy. Detailed voting results are set forth below.

Item 1 – Election of the Nine Director Nominees Named Below. The stockholders elected each director nominee for a term of one year to expire at the 2022 annual meeting of stockholders or until their successors are elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
James M. Cracchiolo	85,191,375	9,499,953	205,511	9,396,119
Dianne Neal Blixt	91,906,700	2,862,802	127,337	9,396,119
Amy DiGeso	93,126,511	1,640,902	129,426	9,396,119
Lon R. Greenberg	93,688,359	1,054,819	153,661	9,396,119
Jeffrey Noddle	88,536,285	6,211,902	148,652	9,396,119
Robert F. Sharpe, Jr.	67,449,625	27,222,308	224,906	9,396,119
Brian T. Shea	94,251,924	490,321	154,594	9,396,119
W. Edward Walter III	90,995,870	3,642,256	258,713	9,396,119
Christopher J. Williams	94,112,337	526,136	258,366	9,396,119

Item 2 – Nonbinding Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of its named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,268,804	11,316,317	311,718	9,396,119

Item 3 – Ratification of Audit Committee’s Selection of the Company’s Independent Registered Public Accounting Firm for 2021. The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2021.

Votes For	Votes Against	Abstentions
102,599,609	1,469,210	224,139

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 30, 2021	By	/s/ Wendy B. Mahling
Wendy B. Mahling
Senior Vice President — Corporate Secretary & Securities and Corporate Law